UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2024

DERMATA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40739	86-3218736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3525 Del Mar Heights Rd., #322 San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

(858) 800-2543

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DRMA	The Nasdaq Capital Market
Warrants, exercisable for one share of Common Stock	DRMAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

On June 7, 2024, Dermata Therapeutics, Inc., a Delaware corporation (the “Company”), entered into an At The Market Offering Agreement (the “ATM Agreement”) with H.C. Wainwright & Co., LLC (the “Sales Agent” or “Wainwright”) providing for the sale by the Company of its shares of common stock, par value $0.0001 per share (the “Common Stock”), from time to time, through the Sales Agent, with certain limitations on the amount of Common Stock that may be offered and sold by the Company as set forth in the ATM Agreement (the “Offering”).

Offers and sales of shares of Common Stock by the Company, if any, under the ATM Agreement, will be made through a prospectus supplement, dated June 7, 2024, and an accompanying base prospectus, dated November 25, 2022, contained therein (the “ATM Prospectus Supplement”), which together form a part of the Company’s shelf registration statement on Form S-3 (File No. 333-268383), initially filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on November 15, 2022 (the “Registration Statement”) and declared effective by the SEC on November 25, 2022. The aggregate market value of the shares of Common Stock eligible for sale under the ATM Prospectus Supplement is currently $1,157,761 which is based on the limitations of General Instruction I.B.6 of Form S-3.

Pursuant to the ATM Agreement, the Company will set the parameters for the sale of shares of Common Stock, including the number of shares to be issued, the time period during which sales are requested to be made, limitation on the number of shares that may be sold in any one trading day and any minimum price below which sales may not be made. Subject to the terms and conditions of the ATM Agreement, the Sales Agent may sell the shares by methods deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including without limitation, sales made directly on the Nasdaq Stock Market LLC (“Nasdaq”) or on any other existing trading market for the Common Stock. In addition, with the Company’s prior written approval, the Sales Agent may also sell shares by any other method permitted by law, including in privately negotiated transactions.

Upon delivery of a placement notice and subject to the terms and conditions of the ATM Agreement, the Sales Agent will use its commercially reasonable efforts, consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations, and the rules of the Nasdaq, to sell shares of Common Stock from time to time based upon the Company’s instructions. The Company has no obligation to sell any shares of Common Stock under the ATM Agreement and may at any time suspend offers under the ATM Agreement, pursuant to the terms therein. The Sales Agent is not obligated to purchase any shares of Common Stock on a principal basis pursuant to the ATM Agreement.

The ATM Agreement provides that the Company will pay the Sales Agent commissions for its services in acting as agent in the sale of shares of Common Stock pursuant to the ATM Agreement. The Sales Agent will be entitled to compensation at a fixed commission rate of 3.0% of the gross sales price of the shares of Common Stock sold pursuant to the ATM Agreement. The Company has agreed to provide the Sales Agent and certain affiliates of the Sales Agent with customary indemnification and contribution rights, including for liabilities under the Securities Act. The Company also will reimburse the Sales Agent for certain specified expenses in connection with entering into the ATM Agreement in an amount not to exceed $70,000 in the aggregate, in addition to $5,000 per annual due diligence session update in connection with the filing of the Company’s Annual Report on Form 10-K and $2,500 per quarterly due diligence update session in connection with the filing of the Company’s Quarterly Reports on Form 10-Q for Wainwright’s counsel’s fees. The ATM Agreement contains customary representations and warranties and conditions to the placements of shares of Common Stock pursuant thereto, obligations to sell shares under the ATM Agreement are subject to satisfaction of certain conditions, including the effectiveness of the Registration Statement.

The Offering of shares of Common Stock pursuant to the ATM Agreement will terminate upon the earlier of (i) the sale of all shares of Common Stock pursuant to the ATM Prospectus Supplement or (ii) termination of the ATM Agreement by the Company or the Sales Agent pursuant to the terms therein.

2

The foregoing description of the ATM Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the legal opinion of Lowenstein Sandler LLP regarding the legality of the shares of Common Stock that may be issued pursuant to the ATM Agreement is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	ATM Agreement, dated June 7, 2024, by and between Dermata Therapeutics, Inc. and H.C. Wainwright & Co., LLC.
5.1	Opinion of Lowenstein Sandler LLP.
23.1	Consent of Lowenstein Sandler LLP (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2024	DERMATA THERAPEUTICS, INC.

	By:	/s/ Gerald T. Proehl
Gerald T. Proehl
President, Chairman and Chief Executive Officer

4